FIDELITY
REAL ESTATE HIGH INCOME FUND II

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PERFORMANCE           3   HOW THE FUND HAS DONE OVER
                          TIME.

FUND TALK             4   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND
                          OUTLOOK.

INVESTMENTS           5   A COMPLETE LIST OF THE FUND'S
                          INVESTMENTS WITH THEIR
                          MARKET VALUES.

FINANCIAL STATEMENTS  9   STATEMENTS OF ASSETS AND
                          LIABILITIES, OPERATIONS, AND
                          CHANGES IN NET ASSETS, AS
                          WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 11  NOTES TO THE FINANCIAL
                          STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FIDELITY REAL ESTATE HIGH INCOME FUND II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

Fidelity Real Estate High     7.48%          -4.92%       29.76%
Income II

ML High Yield Master          1.76%          0.94%        23.83%

NAREIT Index                  4.94%          -10.18%      n/a

Real Estate Funds Average     6.64%          -5.55%       n/a

High Current Yield Funds      3.56%          -1.45%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index
- a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The fund formerly was included in Lipper's high current yield category (which included 341 funds for the past six months), but will be included in the real estate funds category (133 funds) in the future. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  LIFE OF FUND

Fidelity Real Estate High     -4.92%       9.91%
Income II

ML High Yield Master          0.94%        8.06%

NAREIT Index                  -10.18%      n/a

Real Estate Funds Average     -5.55%       n/a

High Current Yield Funds      -1.45%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER LIFE OF FUND
             Real Estate High Inc II     ML High Yield Master
             00673                       ML002
  1996/09/27     100000.00                   100000.00
  1996/09/30     100015.46                   100103.87
  1996/10/31     101680.42                   101200.94
  1996/11/30     105246.94                   103246.93
  1996/12/31     109515.21                   104041.39
  1997/01/31     111734.97                   104840.96
  1997/02/28     114208.16                   106311.66
  1997/03/31     116045.52                   105130.92
  1997/04/30     115287.34                   106327.48
  1997/05/31     116763.18                   108443.04
  1997/06/30     122379.11                   110121.72
  1997/07/31     126954.06                   112764.42
  1997/08/31     126675.92                   112510.70
  1997/09/30     138012.42                   114431.67
  1997/10/31     136149.32                   115191.10
  1997/11/30     137072.72                   116222.73
  1997/12/31     139818.20                   117384.75
  1998/01/31     139710.02                   119104.30
  1998/02/28     137538.73                   119624.61
  1998/03/31     140671.46                   120655.52
  1998/04/30     137335.36                   121228.62
  1998/05/31     136828.52                   122012.86
  1998/06/30     136474.17                   122677.18
  1998/07/31     129516.45                   123376.78
  1998/08/31     119169.93                   118052.96
  1998/09/30     123288.45                   118288.43
  1998/10/31     121429.19                   116315.17
  1998/11/30     122119.15                   121644.09
  1998/12/31     120721.10                   121684.47
  1999/01/31     120078.22                   122828.97
  1999/02/28     118689.81                   121950.35
  1999/03/31     117051.24                   123001.20
  1999/04/30     128304.78                   124925.08
  1999/05/31     131320.39                   124058.61
  1999/06/30     129756.55                   123825.82
IMATRL PRASUN   SHR__CHT 19990630 19990715 112552 R00000000000037

$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $129,757 - a 29.76% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $123,826 - a 23.83% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

FIDELITY REAL ESTATE HIGH INCOME FUND II
FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Mark Snyderman)

NOTE TO SHAREHOLDERS: Mark Snyderman, who managed the fund's commercial mortgage-backed investments subportfolio since its inception, became Portfolio Manager of Fidelity Real Estate High
Income Fund II on April 1, 1999.

Q. HOW DID THE FUND PERFORM, MARK?

A. For the six months that ended June 30, 1999, the fund returned 7.48%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 4.94%, while the real estate funds average returned 6.64%, according to Lipper Inc. The fund also outpaced the Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - which returned 1.76%. For the 12-month period that ended June 30, 1999, the fund returned -4.92%, while the Merrill Lynch index, Lipper real estate funds average and NAREIT Index returned 0.94%, -5.55% and -10.18%, respectively.

Q. WHAT FACTORS ALLOWED THE FUND TO OUTPERFORM ITS INVESTMENT
BENCHMARKS OVER THE PAST SIX MONTHS?

A. The fund outperformed the Merrill Lynch High Yield Master Index because, at the end of the period, the fund had approximately 79% of its investments in real estate investment trusts (REITs), which significantly outperformed the high-yield bond market as a whole during the second quarter. Relative to the Lipper average and NAREIT index, the fund's total return benefited from solid investment selection in the REIT subportfolio that outpaced the broader real estate market. In addition, the fund benefited from solid credit analysis and a recovery within the commercial mortgage-backed securities (CMBS) market.

Q. WHAT DROVE THE RECOVERY IN REITS?

A. Having performed so badly during 1998, the REIT market had reached the point where it appeared undervalued compared to the broader equity market. As a result, when investors shifted assets during the second quarter of 1999 into more value-oriented stocks from the large-cap growth stocks that dominated the market for so long, REITs were one of the beneficiaries of the rotation. In addition, there were a few significant institutional buy programs in the REIT market during the period that contributed to the rally.

Q. WHAT WAS THE CATALYST FOR THE REBOUND IN CMBS?

A. In the previous report, I discussed how an unusual supply and demand imbalance occurred because some of the biggest buyers of high-yield mortgage securities left the market. These buyers became sellers because they were overleveraged with debt; when the market turned down, their situation worsened. This dislocation in the market resulted in a significant drop in demand, and yield spreads widened dramatically for CMBS. Over the past six months, however, investors began to recognize the opportunities and values this unusual event created and they slowly returned to the market as buyers. With the increase in demand we experienced during the period, CMBS yield spreads stabilized and prices increased.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE, AND WHICH WERE DETRACTORS?

A. Apartment Investment & Management Co., a REIT that operates diversified apartment communities, performed well as the market began to recognize its earnings potential and strong fundamental business outlook. Starwood Hotels & Resorts recovered during the period after its stock dropped further than the company's business fundamentals warranted during the fourth quarter of 1998. On the negative side, Boardwalk Equities didn't perform as anticipated. It's a solid company of Canadian apartment complexes, but the market ignored its potential. Public Storage was also a disappointment for the fund, due in part to the market's negative perception of the company's growth outlook.

Q. WHAT'S YOUR OUTLOOK?

A. I think there is room for REITs to outperform the broader equity market. There is compelling evidence indicating that the growth segment of the market is overvalued and that many real estate investments can provide high income with reasonable growth and with little downside to their cash flows. While short-term volatility is likely to be the watchword given the small size of these markets compared to the broader stock market, I believe the long-term prospects for REITs are attractive.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts

START DATE: September 27, 1996

SIZE: as of June 30, 1999, more than $305 million

MANAGER: Mark Snyderman, since inception;
joined Fidelity in 1994

FIDELITY REAL ESTATE HIGH INCOME FUND II

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



CORPORATE BONDS - 0.5%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.3%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Rockefeller Center                -         $ 1,000,000                    $ 805,000
Properties, Inc. 0% 12/31/00

MEDIA & LEISURE - 0.0%

LODGING & GAMING - 0.0%

ShoLodge, Inc. 7.5% 5/1/04        Caa1       200,000                        114,500

TOTAL CONVERTIBLE BONDS                                                     919,500

NONCONVERTIBLE BONDS - 0.2%

CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE - 0.1%

LNR Property Corp. 9.375%         B1         250,000                        236,250
3/15/08

MEDIA & LEISURE - 0.1%

LODGING & GAMING - 0.1%

ShoLodge, Inc.:

9.55% 9/1/07                      B3         80,000                         53,800

9.75% 11/1/06                     B3         515,000                        346,338

                                                                            400,138

TOTAL NONCONVERTIBLE BONDS                                                  636,388

TOTAL CORPORATE BONDS                                                       1,555,888
(Cost $1,737,840)

ASSET-BACKED SECURITIES - 0.2%



Saxon Asset Securities Trust:

8% 12/25/27 (c)                   BB         400,000                        352,422

8.6% 12/25/27 (c)                 B          345,000                        207,104

TOTAL ASSET-BACKED SECURITIES                                               559,526
(Cost $573,925)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.3%



PRIVATE SPONSOR - 0.3%

Credit-Based Asset Servicing
and Securitization LLC
Series 1997 2:

Class 2-B, 7.1917% 12/29/25       Ba3        760,604                        344,173
(c)(d)(e)

Class 2-C, 7.1917% 12/29/25       B3         2,550,000                      637,500
(c)(d)(e)

TOTAL COLLATERALIZED MORTGAGE                                               981,673
OBLIGATIONS
(Cost $1,142,614)

COMMERCIAL MORTGAGE
SECURITIES - 10.3%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ACP Mortgage LP floater           B         $ 1,827,408                    $ 1,442,556
Series F, 7.3892% 2/28/28
(c)(e)

Artesia Mortgage CMBS, Inc.
Series 1998 C1:

Class G, 6.871% 10/25/31          -          999,248                        555,207
(c)(e)

Class NR, 6.423% 10/25/31         -          1,499,623                      390,488
(c)(e)

BKB Commercial Mortgage Trust
Series 1997 C1:

Class F, 8.4733% 4/26/04          B          1,476,000                      1,376,601
(c)(e)

Class G, 8.4733% 4/27/09          CCC        1,790,500                      1,145,920
(c)(e)

Class H, 8.94% 10/25/22 (c)(e)    -          1,810,596                      362,119

Blaylock Mortgage Capital
Corp. Series 1997 A:

Class B5, 6.425% 10/15/03 (c)     B-         250,000                        167,773

Class B6, 6.425% 10/15/03 (c)     CCC        250,000                        127,070

Class B7, 6.425% 10/15/03 (c)     -          335,000                        112,382

DLJ Mortgage Acceptance Corp.:

Series 1994 MF11 Class B2,        Ba2        2,400,000                      2,096,250
8.1% 6/18/04 (c)

Series 1994 MF4 Class C, 8.5%     -          1,046,000                      832,878
4/18/01 (c)

First Chicago/Lennar Trust I      -          4,000,000                      2,920,000
Series 1997-CHL1 Class E,
8.0547% 4/1/39 (e)

FMAC Loan Receivables Trust:

Series 1997 A Class F,            -          919,984                        604,889
8.1088% 4/15/19 (c)(e)

Series 1998 A Class E, 7.928%     BB         2,500,000                      1,612,500
9/15/20 (c)(e)

General Motors Acceptance         Ba3        1,000,000                      811,300
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (c)

Kidder Peabody Acceptance         -          1,914,000                      1,328,137
Corp. I Series 1994 M1 Class
D, 8.1284% 7/25/01 (c)(e)

LB Multifamily Mortgage Trust     Caa1       439,860                        307,902
Series 1991 4 Class A1,
6.973% 4/25/21 (e)

Meritor Mortgage Security         -          12,919,000                     1,550,280
Corp. Series 1987 1 Class B,
9.4% 2/1/00 (c)

Morgan (JP) Commercial            -          4,885,341                      1,420,947
Mortgage Finance Corp.
Series 1997 C4 Class NR,
7.38% 12/26/28 (c)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Mortgage Capital Funding,         Baa3      $ 2,500,000                    $ 2,270,313
Inc. Series 1998-MC3 Class
E, 0% 11/18/31 (e)

Nomura Depositor Trust Series     -          1,000,000                      890,625
1998-ST1A Class B1A, 7.7375%
1/15/03 (c)(e)

Resolution Trust Corp.:

floater Series 1991 M2 Class      Ba3        441,954                        380,081
A1, 6.6494% 9/25/20 (e)

Series 1991 M2:

Class A2, 6.7041% 9/25/20 (e)     Ba3        1,316,701                      1,106,029

Class A3, 7.2498% 9/25/20 (e)     Ba3        796,793                        645,403

Structured Asset Securities
Corp.:

Series 1995-C1 Class F,           -          3,000,000                      2,325,938
7.375% 9/25/24 (c)

Series 1996 CFL:

Class G, 7.75% 2/25/28 (c)        B          3,250,000                      2,876,250

Class H, 7.75% 2/25/28 (c)        B-         1,500,000                      988,065

Structured Mortgage Trust:        -          650,000                        443,320
Series 1997-2 Class C, 7.41%
1/30/06 (WAC) (c)

Series 1997-2 Class D, 7.41%      -          800,000                        488,875
1/30/06 (WAC) (c)

TOTAL COMMERCIAL MORTGAGE                                                   31,580,098
SECURITIES
(Cost $30,644,903)

COMPLEX MORTGAGE SECURITIES -
0.3%

INTEREST ONLY STRIPS - 0.0%

BKB Commercial Mortgage Trust     BBB        10,807,144                     43,229
Series 1997 C1  Class X-1,
0.765% 12/26/01 (c)(e)(f)

PRINCIPAL ONLY STRIPS - 0.3%

Structured Asset Securities       -          2,053,319                      811,061
Corp. Series 1996 CFL Class
P, 0% 2/25/28 (c)(g)

TOTAL COMPLEX MORTGAGE                                                      854,290
SECURITIES
(Cost $454,621)



COMMON STOCKS - 84.3%

                                 SHARES

BASIC INDUSTRIES - 0.5%

PAPER & FOREST PRODUCTS - 0.5%

Plum Creek Timber Co. unit        46,000                          1,431,750

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
83.2%

REAL ESTATE - 5.8%

Boardwalk Equities, Inc. (a)      544,200                        $ 5,543,570

Catellus Development Corp. (a)    165,700                         2,568,350

Excel Legacy Corp. (a)            975,000                         4,631,250

LNR Property Corp.                21,400                          457,425

Oxford Properties Group, Inc.     80,000                          853,217
(a)

Trammell Crow Co. (a)             70,000                          1,150,625

Trizec Hahn Corp. (sub-vtg.)      135,100                         2,761,667

                                                                  17,966,104

REAL ESTATE INVESTMENT TRUSTS
- 77.4%

Alexandria Real Estate            75,000                          2,343,750
Equities, Inc.

AMB Property Corp.                391,600                         9,202,600

Amli Residential Properties       50,000                          1,118,750
Trust (SBI)

AMRESCO Capital Trust, Inc.       90,000                          855,000

Apartment Investment &            497,215                         21,255,931
Management Co. Class A

Archstone Communities Trust       162,500                         3,564,844

Arden Realty Group, Inc.          75,000                          1,846,875

Asset Investors Corp.             223,000                         3,331,063

AvalonBay Communities, Inc.       65,200                          2,412,400

Boston Properties, Inc.           68,200                          2,446,675

Bradley Real Estate, Inc.         169,200                         3,510,900
(SBI)

CBL & Associates Properties,      59,800                          1,577,225
Inc.

CenterPoint Properties Trust      170,900                         6,259,213

Clarion Commercial Holdings,      96,600                          652,050
Inc. Class A

Cousins Properties, Inc.          122,000                         4,125,125

Crescent Real Estate Equities     276,400                         6,564,500
Co.

Duke Realty Investments, Inc.     201,500                         4,546,344

Eastgroup Properties, Inc.        157,700                         3,163,856

Equity Office Properties Trust    593,296                         15,203,210

Equity Residential Properties     125,200                         5,641,825
Trust (SBI)

Federal Realty Investment         15,000                          344,063
Trust (SBI)

FelCor Lodging Trust, Inc.        139,000                         2,884,250

First Industrial Realty           66,400                          1,821,850
Trust, Inc.

First Washington Realty           70,000                          1,636,250
Trust, Inc.

Fortress Investment Corp. (c)     100,000                         1,687,500

General Growth Properties,        72,500                          2,573,750
Inc.

Glenborough Realty Trust,         390,600                         6,835,500
Inc.

Golf Trust of America, Inc.       179,700                         4,391,419

Highwoods Properties, Inc.        173,800                         4,768,638

Home Properties of N.Y., Inc.     163,700                         4,522,213

Host Marriott Corp.               90,000                          1,068,750

Innkeepers USA Trust              320,000                         3,200,000

Kimco Realty Corp.                257,900                         10,090,338

Lexford Residential Trust         216,600                         5,171,325

Liberty Property Trust (SBI)      95,100                          2,365,613

LTC Properties, Inc.              277,500                         3,607,500

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Mack-Cali Realty Corp.            139,050                        $ 4,301,859

Meditrust Corp. unit              106,100                         1,385,931

MeriStar Hospitality Corp.        275,000                         6,170,313

New Plan Excel Realty Trust       90,220                          1,623,960

Northstar Capital Investment      85,000                          1,349,375
Corp. (c)

Ocwen Asset Investment Corp.      60,000                          270,000

Pacific Gulf Properties, Inc.     8,500                           192,313

Philips International Realty      500                             8,438
Corp.

Post Properties, Inc.             57,000                          2,337,000

Public Storage, Inc.              429,400                         12,023,200

Reckson Associates Realty         353,400                         8,304,900
Corp.

Rouse Co. (The)                   85,000                          2,156,875

Simon Property Group, Inc.        364,300                         9,244,113

SL Green Realty Corp.             110,000                         2,248,125

Spieker Properties, Inc.          123,300                         4,793,288

Starwood Hotels & Resorts         302,750                         9,252,797
Worldwide, Inc.

Sun Communities, Inc.             81,200                          2,882,600

Sunstone Hotel Investors,         123,300                         1,048,050
Inc.

Taubman Centers, Inc.             103,000                         1,358,313

Urban Shopping Centers, Inc.      49,000                          1,543,500

Vornado Realty Trust              196,600                         6,942,438

Weeks Corp.                       20,000                          610,000

                                                                  236,638,483

TOTAL CONSTRUCTION & REAL                                         254,604,587
ESTATE

MEDIA & LEISURE - 0.6%

LODGING & GAMING - 0.6%

MeriStar Hotels & Resorts,        35,000                          120,313
Inc.

Prime Hospitality Corp. (a)       150,000                         1,800,000

                                                                  1,920,313

TOTAL COMMON STOCKS                                               257,956,650
(Cost $250,884,974)

PREFERRED STOCKS - 1.1%

                                 SHARES                          VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- 0.2%

CONSTRUCTION & REAL ESTATE -
0.2%

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Innkeepers USA Trust Series       40,000                         $ 685,000
A, $2.16

NONCONVERTIBLE PREFERRED
STOCKS - 0.9%

CONSTRUCTION & REAL ESTATE -
0.9%

REAL ESTATE INVESTMENT TRUSTS
- 0.9%

Crown America Realty Trust        40,600                          1,913,275
Series A, $5.50

Walden Residential                36,100                          780,663
Properties, Inc. $2.30

                                                                  2,693,938

TOTAL PREFERRED STOCKS                                            3,378,938
(Cost $3,892,524)

CASH EQUIVALENTS - 3.0%

                                 MATURITY AMOUNT

Investments in repurchase        $ 9,209,237                      9,208,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $9,208,000)

TOTAL INVESTMENT IN                                             $ 306,075,063
SECURITIES - 100%
(Cost $298,539,401)


SECURITY TYPE ABBREVIATIONS

SBI - SHARES OF BENEFICIAL
INTEREST

WAC - WEIGHTED AVERAGE COUPON

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,382,734 or 9.6% of net assets.

(d) Partial interest payment received on the last interest payment date.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows:

MOODY'S RATINGS             S&P RATINGS

Aaa, Aa, A        0.0%      AAA, AA, A    0.0%

Baa               0.7%      BBB           0.0%

Ba                1.8%      BB            0.9%

B                 0.4%      B             3.1%

Caa               0.1%      CCC           0.6%

Ca, C             0.0%      CC, C         0.0%

                            D             0.1%

The percentage not rated by Moody's or S&P amounted to 5.2%. FMR has determined that unrated debt securities that are lower quality account for 5.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $300,899,225. Net unrealized appreciation aggregated $5,175,838, of which $19,368,375 related to appreciated investment securities and $14,192,537 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $4,711,000 all of which will expire on December 31, 2006.

FIDELITY REAL ESTATE HIGH INCOME FUND II
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 306,075,063
value (including repurchase
agreements of $9,208,000)
(cost $298,539,401) - See
accompanying schedule

Cash                                          927

Receivable for investments                    565,536
sold

Dividends receivable                          1,307,766

Interest receivable                           382,800

 TOTAL ASSETS                                 308,332,092

LIABILITIES

Payable for investments         $ 2,403,944
purchased

Accrued management fee           181,225

Other payables and accrued       70,619
expenses

 TOTAL LIABILITIES                            2,655,788

NET ASSETS                                   $ 305,676,304

Net Assets consist of:

Paid in capital                              $ 306,011,557

Undistributed net investment                  7,406,846
income

Accumulated undistributed net                 (15,277,761)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   7,535,662
(depreciation) on investments

NET ASSETS, for 28,304,379                   $ 305,676,304
shares outstanding

NET ASSET VALUE, offering                     $10.80
price and redemption price
per share ($305,676,304
(divided by) 28,304,379
shares)

STATEMENT OF OPERATIONS
                                 SIX MONTHS ENDED JUNE 30,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 6,469,834
Dividends

Interest                                        3,568,653

 TOTAL INCOME                                   10,038,487

EXPENSES

Management fee                   $ 919,403

Transfer agent fees               30,125

Accounting fees and expenses      59,970

Non-interested trustees'          375
compensation

Custodian fees and expenses       7,368

Registration fees                 28,123

Audit                             16,697

Legal                             63

Miscellaneous                     221

 Total expenses before            1,062,345
reductions

 Expense reductions               (81,918)      980,427

NET INVESTMENT INCOME                           9,058,060

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (6,022,325)

 Foreign currency transactions    (10,277)      (6,032,602)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,143,042

 Assets and liabilities in        47            16,143,089
foreign currencies

NET GAIN (LOSS)                                 10,110,487

NET INCREASE (DECREASE) IN                     $ 19,168,547
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEAR ENDED DECEMBER 31,
                                 (UNAUDITED)                     1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 9,058,060                     $ 9,354,019
income

 Net realized gain (loss)         (6,032,602)                     (9,228,242)

 Change in net unrealized         16,143,089                      (19,146,746)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       19,168,547                      (19,020,969)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,762,888)                     (8,886,001)
From net investment income

Share transactions Net            101,592,216                     132,149,141
proceeds from sales of shares

 Reinvestment of distributions    1,762,888                       8,885,645

 Cost of shares redeemed          (7,555,000)                     (30,442,411)

 NET INCREASE (DECREASE) IN       95,800,104                      110,592,375
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       113,205,763                     82,685,405
IN NET ASSETS

NET ASSETS

 Beginning of period              192,470,541                     109,785,136

 End of period (including        $ 305,676,304                   $ 192,470,541
undistributed net investment
income of $7,406,846 and
$111,674, respectively)

OTHER INFORMATION
Shares

 Sold                             9,860,871                       11,955,831

 Issued in reinvestment of        170,979                         845,461
distributions

 Redeemed                         (743,385)                       (2,653,000)

 Net increase (decrease)          9,288,465                       10,148,292

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

                                 (UNAUDITED)                     1998                      1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.120                        $ 12.380                  $ 10.730   $ 10.000
period

Income from Investment            .370 D                          .786 D                    .823 D     .214
Operations Net investment
income

Net realized and unrealized       .383                            (2.454)                   2.073      .732
gain (loss)

Total from investment             .753                            (1.668)                   2.896      .946
operations

Less Distributions

From net investment income        (.073)                          (.592)                    (.721)     (.216)

In excess of net investment       -                               -                         (.085)     -
income

From net realized gain            -                               -                         (.440)     -

Total distributions               (.073)                          (.592)                    (1.246)    (.216)

Net asset value, end of period   $ 10.800                        $ 10.120                  $ 12.380   $ 10.730

TOTAL RETURN B, C                 7.48%                           (13.66)%                  27.67%     9.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 305,676                       $ 192,471                 $ 109,785  $ 52,951
(000 omitted)

Ratio of expenses to average      .85% A                          .89%                      .97%       1.42% A
net assets

Ratio of expenses to average      .79% A, E                       .83% E                    .94% E     1.42% A
net assets after expense
reductions

Ratio of net investment           7.25% A                         7.08%                     6.90%      9.90% A
income to average net assets

Portfolio turnover rate           57% A                           65%                       64%        11% A


A  ANNUALIZED
B  TOTAL RETURNS FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED.
C  THE TOTAL RETURNS WOULD HAVE BEEN LOWER
HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN.
D  NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
E  FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F  FOR THE PERIOD SEPTEMBER 27, 1996
(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $165,421,120 and $69,176,702, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $13,409 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $51,575 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $749 and $29,594, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 75% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES